Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST 1993-4

KEY PERFORMANCE FACTORS
August, 1998

Scheduled Maturity                                      6/15/99


Coupon                                                  5.9375%


Excess Protection Level
   3 Month Average  6.83%
     August, 1998  8.25%
     July, 1998  7.20%
     June, 1998  5.02%



Cash Yield                                              21.73%


Investor Charge Offs                                    5.74%


Base Rate                                               7.74%


Over 35 Day Delinquency                                 5.38%


Seller's Interest                                       34.20%


Total Payment Rate                                      11.54%


Total Principal Balance                                $4,533,862,562.46


Investor Participation Amount                          $833,333,333.34


Seller Participation Amount                            $1,550,529,229.1